October 25, 2007 Annual Shareholders’ Meeting Warren, Ohio Exhibit 99.1

•
Business of the Meeting
•
2007 Financial Overview and Q1 ’08 Highlights
•
Achievements in 2007
•
Challenges & Strategies in 2008
•
Recognizing Commitment & Leadership
•
Question & Answer
•
Election Results
First Place Annual Meeting Agenda

Forward-looking Statements

When used in this presentation, or future presentations or other public or shareholder communications, in filings by First Place Financial Corp. (the Company) with the Securities and
Exchange Commission, or in oral statements made with the approval of an authorized executive officer, the words or phrases “will likely result,” “are expected to,” “will continue,” “is anticipated,”
“estimate,” “project” or similar expressions are intended to identify “forward-looking statements”
within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the
Company’s actual results to be materially different from those indicated. Such statements are subject to certain risks and uncertainties including changes in economic conditions in the market areas the Company conducts business, which could materially impact credit quality trends, changes in laws, regulations or policies of regulatory agencies, fluctuations in interest rates, demand for loans in the market areas the Company conducts business, and competition, that could cause actual results to differ materially from historical earnings and those presently anticipated or projected. The Company wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to publicly release the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Fiscal 2007 Financial Results

Net Income History
$6,314
$16,230
$16,692
$14,151
$18,938
$23,044
$25,624
2001 2002 2003 2004 2005 2006 2007

CAGR* = 20.8%
CAGR* = 26.3%
GAAP Net Income
Core Earnings
$8,386
$16,230
$16,692
$15,565
$21,342
$24,457
$26,111
2001 2002 2003 2004 2005 2006 2007
*CAGR = 6 years 2001-2007

Financial Results:
Net Income to Core Net Income*
$8,386
-
-
$2,072
$6,314
2001
$16,230
-
-
-
$16,230
2002
- - $3,410 - -
Other-than-temporary
impairment of
securities, net of tax
- - $(1,005) - -
Tax-free proceeds
from executive life
insurance policy
$24,457
$1,413
$23,044
2006
$21,343
-
$18,938
2005
$15,565
$1,414
$14,151
2004
$26,111 $16,692
Core Earnings
$487 -
Merger, integration
and restructuring
costs, net of tax
$25,624
2007 2003
$16,692
GAAP Net Income

* Values in thousands

Diluted EPS History

CAGR* = 13.3%
CAGR* = 18.4%
*CAGR = 6 years 2001-2007
Fiscal Year Ended: 6/30
GAAP Diluted EPS
Core Diluted EPS
$1.52
$1.29
$0.72
$1.65
$1.20
$1.46
$1.16
2001 2002 2003 2004 2005 2006 2007
$1.49
$1.30
$1.09
$0.54
$1.16
$1.55
$1.29
2001 2002 2003 2004 2005 2006 2007

Fiscal 2007 Financial Highlights

•
3.6% Growth in Total Assets
•
11.2% Growth in Net Income
•
3.9% Decline in Diluted Earnings per Share
•
Net Interest Margin Down to 3.11% for Fiscal 2007
from 3.29% for Fiscal 2006
•
Equity to Assets 10.11% at 6/30/07 up from 10.01% at
6/30/06
•
Nonperforming Assets as a % of Total Assets 1.26%
at 6/30/07 up from 0.66% at 6/30/06
•
$7.2 Million Gain on the Sale of Loans

Mortgage Banking

($millions)
$261
$464
$680
$900
$997 $999
$992
-$0.345
$6.703
$8.492
$5.891
$7.224
$8.388
$8.579
$0
$200
$400
$600
$800
$1,000
$1,200
2001 2002 2003 2004 2005 2006 2007
-$1
$0
$1
$2
$3
$4
$5
$6
$7
$8
$9
$10
Sales Mortgage Banking Income

First Place Financial Corp.
Acquisition History

$50 Pending HBLS Bank
$30 4/27/2007 Citizens Republic
Branches
($200 Million Deposits)
$360 6/27/2006 Northern Savings &
Loan
$627 5/28/2004 Franklin Bancorp.
$680 12/22/2000 FFY Financial Corp.
$200 5/12/2000 Ravenna Savings Bank
Total Assets
(in millions)
Merger Date Partner

Asset Growth:  CAGR* = 12.5%
$1,593 $1,591
$1,559
$2,247
$2,499
$3,113
$3,226
2001 2002 2003 2004 2005 2006 2007
Organic Growth* = 5.6%
Organic Growth* = 5.6%
($millions)

*CAGR = 6 years 2001-2007
Fiscal Year Ended: 6/30

12%
18%
39%
42% 18%
18%
16%
15%
70%
64%
45%
43%
Commercial Consumer Real Estate
Loan Portfolio Mix
June 30,
2001
June 30,
2003

June 30,
2005
First Place Loan Portfolio
June 30,
2007
Total Loans               $1.006 million         $901 million $1.831 billion      $2.508 billion

Commercial Loans: CAGR 43.5%

$120
$116
$160
$494
$716
$856
$1,047
2001 2002 2003 2004 2005 2006 2007
*CAGR = 6 years 2001-2007
Fiscal Year Ended: 6/30
Organic Growth* = 35.1%
Organic Growth* = 35.1%
($millions)

$1,019
$1,061
$1,108
$1,559
$1,709
$2,061
$2,241
2001 2002 2003 2004 2005 2006 2007
Enhancement:
Deposit Growth: CAGR = 14.0%
Organic Growth* = 4.3%
Organic Growth* = 4.3%
($millions)

*CAGR = 6 years 2001-2007
Fiscal Year Ended: 6/30

Fiscal 2008 First Quarter Financial Results

Sep-06
Dec-06
Mar-07
Jun-07
Sep-07

Sep-06
Dec-06
Mar-07
Jun-07
Sep-07

GAAP Net Income Core Net Income
First Quarter Net Income
Fiscal 2008

($millions)
$7.00
$6.53
$6.47
$5.63
$6.25
$0.0
$2.0
$4.0
$6.0
$8.0
Actual
$7.00
$6.53
$6.47
$6.11
$6.25
$0.0
$2.0
$4.0
$6.0
$8.0
Actual

Financial Results:
Net Income to Earnings*
$6,112
$487
$5,625
6/30/2007
4Q2007
$6,467
-
$6,467
3/31/2007
3Q2007
$6,530
-
$6,530
12/31/2006
2Q2007
$7,002
-
$7,002
9/30/2006
1Q2007
$6,254
Core Earnings
-
Merger, integration
and restructuring,
net of tax
$6,254
9/30/2007
1Q2008
GAAP Net Income

*Values in thousands

Sep-06
Dec-06
Mar-07
Jun-07
Sep-07

Sep-06
Dec-06
Mar-07
Jun-07
Sep-07

GAAP Earnings per Share
$0.41
$0.38 $0.38
$0.33
$0.38
$0.0
$0.1
$0.2
$0.3
$0.4
$0.5
Actual
Core Earnings per Share
$0.41
$0.38 $0.38
$0.36
$0.38
$0.0
$0.1
$0.2
$0.3
$0.4
$0.5
Actual
First Quarter Fiscal 2008 Diluted EPS

($millions)

First Quarter 2008
Financial Highlights

•
Net Income of $6.3 Million down 10.7% from prior year
•
Net Income of $6.3 Million up 2.3% from last quarter of Fiscal
2007
•
Recorded Current Quarter Gain of $1.5 Million on the Sale of
Loan Servicing Rights
•
Gain on Sale of Loans of $1.9 Million – 2
nd
Highest of the last 8
quarters
•
Net Interest Margin was 2.94% down from 3.07% in last quarter
Fiscal 2007
•
Non Performing Assets 1.46% of Total Assets at 9/30/07 up from
1.26% at 6/30/07
•
Treasury Stock Purchases of 516,000 Shares at $16.40 Average
Price

1.43% 1.28% 1.41% 0.77% 0.69% 0.71% 1.35% 1.45% 2001 2002 2003 2004 2005 2006 2007 9/30/07 Asset Quality 20 Nonperforming Loans / Total Loans Fiscal Year Ended: 6/30

Asset Quality 0.40% 0.33% 0.29% 0.23% 0.11% 0.12% 0.16% 0.26% 2001 2002 2003 2004 2005 2006 2007 9/30/07 21 Net Charge-offs / Average Loans Fiscal Year Ended: 6/30

FIRST PLACE FINANCIAL CORPORATION

Dec-98
Jun-99
Dec-99
Jun-00
Dec-00
Jun-01
Dec-01
Jun-02
Dec-02
Jun-03
Dec-03
Jun-04
Dec-04
Jun-05
Dec-05
Jun-06
Dec-06
Jun-07

-100.00000%
-50.00000%
0.00000%
50.00000%
100.00000%
150.00000%
200.00000%
250.00000%
FPFC S&P 500 NASDAQ
DJIA NASDAQ BANK INDEX S & P SMALL CAP BANK
105.85%
92.53%
76.58%
57.24%
41.02%
31.10%
Total Return Comparison – Since Conversion

07/22/07
07/29/07
08/05/07
08/12/07
08/19/07
08/26/07
09/02/07
09/09/07
09/16/07
09/23/07
09/30/07
10/07/07
10/14/07
10/21/07

-15.00000%
-10.00000%
-5.00000%
0.00000%
5.00000%
10.00000%
15.00000%
20.00000%
25.00000%
FPFC S&P 500 NASDAQ
DJIA NASDAQ BANK INDEX S & P SMALL CAP BANK
0.32%
-9.08%
-1.52%
-5.15%
-1.35%
2.64%
Total Return Comparison – Last 3 Months

•
$3.2 billion in assets
•
$271 million market cap at 10/23/07
•
Average daily trading volume: 44,089 shares (September 2007)
•
Institutional & insider ownership: 40% & 9% respectively
•
Five-state market:  Ohio, Michigan, Pennsylvania, Indiana, N. Carolina
•
42 branches (Hicksville acquisition pending)
•
18 loan offices
•
2 business financial centers
•
Diversified bank:  commercial, retail, consumer, insurance, wealth management, and real estate
•
Ticker Symbol: FPFC
First Place Corporate Profile

A Tale of 2 Regions

Region 2
• Region closing in on 6th consecutive
year of Economic Expansion
• Region boasts growth of 32% over
last 15 years
• First half of 2007 shows total jobs
have increased by more than 29,000
• Manufacturing at 20% of Regional Economic
Output
• Real Growth from 1992-2007:
Professional & Technical Services   74%
Finance & Insurance 60%
Wholesale Trade 51%
Healthcare 38%
Region 1
• Foreclosures set new records
• Unemployment stuck at 5.9%
• Home foreclosures double from 9/06 to 9/07
• Delphi files for bankruptcy
• Job stats from June of ’06 to June of ’07:
Manufacturing down                    9,500
Government down                       2,600
Transportation, Utilities down   1,400

26

27

Strategic Achievements in Fiscal 2007
•
Integration of Northern Savings Bank acquisition
completed
•
Company-wide core system replacement completed
successfully
•
Acquisition of Indianapolis LPO completed
•
Opened four retail locations (two geographic
adjustments and two de novos)
•
Acquired and integrated seven retail locations in
suburban Flint, Michigan

Strategic Opportunities for Fiscal 2008
•
Share Buyback
•
Sale of mortgage servicing rights
•
Take advantage of consolidating markets
•
Extracting efficiencies from newly installed core
systems
•
Expand platform at newly acquired Flint locations
•
Focus on rapid elimination of NPAs
•
Continue to take advantage of a shrinking mortgage
banking market
•
Get the word out: Do not paint all banks in the
Midwest with the same brush

FIRST PLACE FINANCIAL CORPORATION

42 Retail Locations
17 LPOs
2 Business Financial Services Centers
APB Financial Group
Michigan
Grand Rapids
Flint
Ann Arbor
Detroit
Cleveland
Toledo
Fort Wayne
Indiana
Ohio
Akron
Pittsburg
Indianapolis
Columbus
Dayton
Cincinnati
West Virginia
Trumbull
Portage
Warren
Youngstown
Mahoning

•
21 retail branch locations serving Trumbull, Mahoning, and Portage Counties
•
Deposits totaling $1.3 billion, ranked second overall within Youngstown-
Warren-Boardman MSA
•
Recently transitioned three branch locations, plans for one more branch transition this calendar year
Expansion:
Branch Network: The “Valley”

42 Retail Locations
17 LPOs
2 Business Financial Services Centers
APB Financial Grou
Michigan
Grand Rapids
Flint
Ann Arbor
Detroit
Fort Wayne
Toledo
Indiana
Ohio
Pittsburg
Indianapolis
Columbus
Dayton
Cincinnati
West Virginia
Cleveland
Lorain
Lorain
Cuyahoga
Summit

• 6 retail branch locations and 2 business financial service centers serving
Cleveland suburbs
• Deposits totaling $282 million: Ranked seventeenth overall within MSA and fourth within Lorain County
• Consistently ranked the second or third largest mortgage lender for purchases and new construction in Cuyahoga County
Expansion:
Branch Network: The “North Coast”

FIRST PLACE
FINANCIAL CORPORATION

42 Retail Locations
17 LPOs
Services Centers
APB Financial Group
Michigan
Grand Rapids
Flint
Ann Arbor
Detroit
Cleveland
Toledo
Warren
Akron
Fort Wayne
Indiana
Ohio
Pittsburg
Indianapolis
Columbus
Dayton
Cincinnati
West Virginia
Flint
Genesee
Oakland
Macomb
Wayne
Detroit

•
14 retail branch locations serving Oakland, Macomb, Wayne and Genesee
County
•
Deposits totaling $665 million: Ranked sixteenth and sixth overall within the
Detroit and Flint MSA respectively
•
Assets totaling over $1 billion located with the Michigan region
Expansion:
Branch Network: Michigan

FIRST PLACE FINANCIAL CORPORATION

MI
IN
OH
PA
NC
Michigan
Grand Rapids
Flint
Ann Arbor
Detroit
Cleveland
Toledo
Warren
Akron
Fort Wayne
Indiana
Ohio
Pittsburg
Indianapolis
Columbus
Dayton
Cincinnati
West Virginia
Charlotte
Mecklenburg
42 Retail Locations
18 LPOs
2 Business Financial Services Centers
APB Financial Group

Multi-State Footprint 33

Strategic Results Thus Far
•
Over $1 Billion in Loan Servicing sold.  Servicing asset
reduced by half.
•
Loan Production Offices and Officers added:
N. Canton, OH
Grove City, OH
Charlotte, N.C.
•
New Austintown Retail Center set to open in November, 2007.
Plans to open in Apples Supermarket in Sheffield, Ohio
finalized.
HBLS Bank acquisition expected to close on 10/31/07.
•
Private Client Services Division off to an outstanding start.
•
Dividend increased 9.7%.

FIRST PLACE
FINANCIAL CORPORATION

FIRST
PLACE
BANK

Branch Expansion: Canfield & Austintown 35 Canfield, Ohio – Seville Drive office Austintown, Ohio – Austintown office

FIRST PLACE FINANCIAL CORPORATION

#1
FIRST PLACE BANK

Best of the Best

Voted Best of the Best by Tribune Chronicle Readers:
• Best Bank
• Best Loans
• Best Financial Consultant
• Best Investments
• Real Estate
• Title
Voted Best Local Community Bank by:
• Canfield Town Crier – Canfield office
The Bank that Puts YOU
First!

First Place Foundation
•
Distributed in excess of $800,000
to the communities served by First Place
during the 2007 fiscal year
•
Focus is on:
–
Local Economic Development
–
Education
–
Social Services
–
The Arts
•
Commitment to Youngstown State University

FIRST PLACE
FINANCIAL CORPORATION

FIRST PLACE INSURANCE

COLDWELL BANKER

FIRST PLACE REAL ESTATE

TitleWorks AGENCY, LLC

FIRST PLACE® INVESTMENT SERVICES

Diversified Business Line 38

“Spectacular achievement is always preceded by spectacular preparation.” - Robert Schuller 39

Congratulations to Our Newest
and Most Recently Promoted Officers
First Place Bank
Robert J. Antonelli Vice President – Mortgage Loan Officer
Michael Buynak Vice President – Mortgage Loan Officer
Penny A. Carey Assistant Vice President – Loan Service Call Center Team Leader
Dominick P. DeNunzio Vice President – Senior Underwriter
Greg R. Engelmann Vice President – Mortgage Loan Officer
Christopher E. Gray Assistant Vice President – Manager Loan Service Support
Joan P. Harmon Corporate Vice President – Risk Management
Brian C. Miller Vice President – Branch Sales Manager
Kimberly S. Plzak Senior Vice President - District Retail Manager
Lisa Vallas Vice President – Branch Sales Manager
Dana M. Warren Vice President – Branch Sales Manager
Franklin Bank
Christine Brown Assistant Vice President – Credit Risk Manager
Alan Warren Senior Vice President – Director of Credit Services
Senior Management
Debra A. Bish Corporate Executive Vice President - Marketing

QUESTION & ANSWER

The Bank That Means The Bank That Means Business Business